Exhibit 32
                                ASHLAND INC.

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Ashland Inc. (the "Company") on Form 10-Q for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, James J. O'Brien, Chief Executive Officer of the Company, and J. Marvin Quin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ James J. O'Brien
-------------------------
James J. O'Brien
Chief Executive Officer
February 7, 2007


/s/ J. Marvin Quin
-------------------------
J. Marvin Quin
Chief Financial Officer
February 7, 2007